SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                              --------------------

Date of Report (Date of earliest event reported): January 31, 1997
                                                  ----------------

                         WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                           0-15213                  06-1187536
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(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


               Webster Plaza, Waterbury, Connecticut      06702
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (202) 753-2921
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On January 31, 1997, Webster Financial Corporation, a Delaware corporation ("Webster"), completed its acquisition of the assets and business of DS Bancor, Inc., a Delaware corporation ("DS Bancor"), and its subsidiary, Derby Savings Bank ("Derby"), pursuant to an Agreement and Plan of Merger dated October 7, 1996 (the "Merger Agreement"). DS Bancor is the bank holding company of Derby, a Connecticut-chartered savings bank headquartered in Derby, Connecticut. As of September 30, 1996, DS Bancor operated 23 banking offices located primarily in south central Connecticut and had total consolidated assets of approximately $1.3 billion and total deposits of approximately $1.0 billion.

         In accordance with the provisions of the Merger Agreement, the merger was effected on a stock for stock basis valued at approximately $43 per share as of the date of the merger in a tax-free exchange. Each outstanding share of DS Bancor common stock was converted into 1.14158 shares of Webster common stock, plus cash in lieu of fractional shares. The consideration of $43 per share (representing approximately $137,000,000 in the aggregate) was arrived at by negotiation between Webster and DS Bancor in a competititve bid process. As a stock for stock transaction, the acquisition will be accounted for under the pooling of interests method of accounting.

         Webster  intends to  continue  to operate  the  majority  of Derby's 23
banking  offices  as  separate  branch  offices  of  Webster,   but  intends  to
consolidate certain offices located in the same immediate neighborhoods.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of buisiness acquired.

         The following audited financial statements of DS Bancor have previously been filed with the Securities and Exchange Commission (the "SEC") as part of DS Bancor's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and are incorporated herein by reference:

     --   Independent Auditor's Report.

     -- Consolidated Statements of Position (Balance Sheets) for the fiscal years ended December 31, 1995 and 1994.


     -- Consolidated Statements of Earnings (Statements of Income) for the fiscal years ended December 31, 1995, 1994 and 1993.

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     --   Consolidated  Statements  of Cash  Flows for the  fiscal  years  ended
          December 31, 1995, 1994 and 1993.

     --   Notes to Financial Statements.

         The following unaudited financial statements of DS Bancor have previously been filed with the SEC as part of DS Bancor's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1996, June 30, 1996 and March 31, 1996 and are incorporated herein by reference:


     -- Consolidated Statement of Position (Balance Sheet) as of September 30, 1996.

     -- Consolidated Statements of Earnings (Statements of Income) for the quarters ended: September 30, 1996 and 1995; June 30, 1996 and 1995; and March 31, 1996 and 1995.

     -- Consolidated Statements of Cash Flows for: the nine months ended September 30, 1996 and 1995; the six months ended June 30, 1996 and 1995; and the three months ended March 31, 1996 and 1995.

     --   Notes to Financial Statements.

(b)  Pro forma financial information.

         The required pro forma financial information of Webster and DS Bancor has previously been filed with the SEC as part of Webster's Form S-4 filed on November 8, 1996, as amended, and is incorporated herein by reference.

(c)  Exhibits.

     --  The Merger  Agreement has previously been filed with the SEC as Exhibit
         99.1 to the Schedule 13D filed by Webster on October 17, 1996 and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                      (Registrant)



Date:     February 13, 1997        /s/ John v. Brennan
                                   ------------------------------
                                   John V. Brennan
                                   Executive Vice President, Chief
                                      Financial Officer and Treasurer